Net Trading Income - Summary of Net Trading Income (Detail) - JPY (¥) ¥ in Millions	12 Months Ended
	Mar. 31, 2023	Mar. 31, 2022	Mar. 31, 2021
Trading income (expense) [abstract]
Interest rate	¥ 351,815	¥ 74,828	¥ 38,987
Foreign exchange	317,203	186,146	168,462
Equity	(40,691)	22,216	34,772
Credit	(3,902)	(1,812)	(4,723)
Others	1,618	(1,039)	248
Total net trading income	¥ 626,043	¥ 280,339	¥ 237,746